Exhibit 99.1   NEWS RELEASE

As previously announced, UScellular will hold a teleconference on August 4, 2023, at 9:00 a.m. CDT. Listen to the call live via the Events & Presentations page of investors.uscellular.com.

UScellular reports second quarter 2023 results

2Q 2023 Highlights*
•Focused on improving subscriber trajectory to reduce postpaid losses - made progress in reducing postpaid churn
◦Reduced postpaid handset churn 8%
•Executing on growth initiatives
◦Fixed Wireless customers grew 66% to 96,000
◦Tower rental revenues grew 10%
•Reduced debt balance by $150 million in 2Q'23
•Launching 5G Mid-Band network - providing low latency and faster speeds
◦Ended June with availability in parts of Illinois, Iowa, Wisconsin, Maine, Missouri, Nebraska, Oklahoma, Oregon, Virginia and Washington

* Comparisons are 2Q’22 to 2Q’23 unless otherwise noted

CHICAGO (August 4, 2023) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $957 million for the second quarter of 2023, versus $1,027 million for the same period one year ago. Service revenues totaled $760 million, versus $783 million for the same period one year ago. Net income attributable to UScellular shareholders and related diluted earnings per share were $5 million and $0.05, respectively, for the second quarter of 2023 compared to $21 million and $0.25, respectively, in the same period one year ago.

“Postpaid handset subscriber trends improved slightly year-over-year driven by improvements in churn, however, gross additions remained challenged. Two of UScellular’s growth areas, fixed wireless and the tower portfolio, produced year-over-year double-digit increases in gross additions and revenues, respectively. And our ongoing cost optimization programs are helping to offset inflationary pressures, ” said Laurent Therivel, UScellular President and CEO. “In July, UScellular surpassed 100,000 fixed wireless customers – a key milestone as momentum for the product continues.”

Recent Development: On August 4, 2023, Telephone and Data Systems (TDS) and UScellular announced a process to explore a range of strategic alternatives for UScellular.

2023 Estimated Results
UScellular’s current estimates of full-year 2023 results are shown below. Such estimates represent management’s view as of August 4, 2023 and should not be assumed to be current as of any future date. UScellular undertakes no duty to update such estimates, whether as a result of new information, future events, or otherwise. There can be no assurance that final results will not differ materially from estimated results.

The 2023 Estimated Results shown below do not reflect any anticipated costs, expenses or results of the strategic review referenced above.

2023 Estimated Results
	Previous	Current
(Dollars in millions)
Service revenues	$3,050-$3,150	$3,025-$3,075
Adjusted OIBDA[1]	$725-$875	$750-$850
Adjusted EBITDA[1]	$875-$1,025	$925-$1,025
Capital expenditures	$600-$700	Unchanged

The following table reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income or Income before income taxes. In providing 2023 estimated results, UScellular has not completed the below reconciliation to Net income because it does not provide guidance for income taxes. Although potentially significant, UScellular believes that the impact of income taxes cannot be reasonably predicted; therefore, UScellular is unable to provide such guidance.

		Actual Results
	2023 Estimated Results	Six Months Ended June 30, 2023	Year Ended December 31, 2022
(Dollars in millions)
Net income (GAAP)	N/A	$20	$35
Add back:
Income tax expense	N/A	29	37
Income before income taxes (GAAP)	$50-$150	$49	$72
Add back:
Interest expense	200	99	163
Depreciation, amortization and accretion expense	655	330	700
EBITDA (Non-GAAP)[1]	$905-$1,005	$478	$935
Add back or deduct:
Loss on impairment of licenses	—	—	3
(Gain) loss on asset disposals, net	20	13	19
(Gain) loss on sale of business and other exit costs, net	—	—	(1)
Adjusted EBITDA (Non-GAAP)[1]	$925-$1,025	$491	$956
Deduct:
Equity in earnings of unconsolidated entities	160	82	158
Interest and dividend income	15	5	8
Adjusted OIBDA (Non-GAAP)[1]	$750-$850	$404	$790
1EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. UScellular does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of UScellular’s operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of UScellular’s financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities. The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for June 30, 2023, can be found on UScellular’s website at investors.uscellular.com.

Conference Call Information
UScellular will hold a conference call on August 4, 2023 at 9:00 a.m. Central Time.
▪Access the live call on the Events & Presentations page of investors.uscellular.com or at
https://events.q4inc.com/attendee/745533112
▪Access the call by phone at (888)330-2384 conference ID: 1328528.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.
About UScellular
United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to customers with 4.7 million retail connections in 21 states. The Chicago-based company had 4,600 full- and part-time associates as of June 30, 2023. At the end of the second quarter of 2023, Telephone and Data Systems, Inc. owned 83 percent of UScellular. For more information about UScellular, visit uscellular.com.
Contacts
Colleen Thompson, Vice President - Corporate Relations of TDS
colleen.thompson@tdsinc.com

Julie Mathews, IRC, Director - Investor Relations of TDS
julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: whether any strategic alternatives for UScellular will be successfully identified or completed; whether any such strategic alternative will result in additional value for UScellular and its shareholders and whether the process will have an adverse impact on UScellular’s business; intense competition; the ability to attract people of outstanding talent throughout all levels of the organization; UScellular's smaller scale relative to larger competitors; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms and changes in roaming practices; the ability to obtain access to adequate radio spectrum to meet current or anticipated future needs, including participation in FCC auctions; changes in demand, consumer preferences and perceptions, price competition, or churn rates; advances in technology; impacts of costs, integration problems or other factors associated with acquisitions, divestitures or exchanges of properties or wireless spectrum licenses and/or expansion of UScellular's businesses; the ability of the company to successfully construct and manage its networks; difficulties involving third parties with which UScellular does business; uncertainties in UScellular’s future cash flows and liquidity and access to the capital markets; the ability to make payments on UScellular indebtedness or comply with the terms of debt covenants; conditions in the U.S. telecommunications industry; the value of assets and investments; the state and federal regulatory environment; pending and future litigation; cyber-attacks or other breaches of network or information technology security; potential conflicts of interests between TDS and UScellular; disruption in credit or other financial markets; deterioration of U.S. or global economic conditions; and the impact, duration and severity of public health emergencies. Investors are encouraged to consider these and other risks and uncertainties that are more fully described under “Risk Factors” in the most recent filing of UScellular's Form 10-K, as updated by any UScellular Form 10-Q filed subsequent to such Form 10-K.

For more information about UScellular, visit: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	6/30/2023	3/31/2023	12/31/2022	9/30/2022	6/30/2022
Retail Connections
Postpaid
Total at end of period	4,194,000	4,223,000	4,247,000	4,264,000	4,296,000
Gross additions	125,000	137,000	154,000	151,000	128,000
Handsets	83,000	93,000	105,000	107,000	94,000
Connected devices	42,000	44,000	49,000	44,000	34,000
Net additions (losses)	(28,000)	(24,000)	(17,000)	(31,000)	(40,000)
Handsets	(29,000)	(25,000)	(20,000)	(22,000)	(31,000)
Connected devices	1,000	1,000	3,000	(9,000)	(9,000)
ARPU[1]	$50.64	$50.66	$50.60	$50.21	$50.07
ARPA[2]	$130.19	$130.77	$130.97	$130.27	$130.43
Handset upgrade rate[3]	4.8%	4.9%	7.0%	8.1%	6.0%
Churn rate[4]	1.21%	1.27%	1.35%	1.42%	1.30%
Handsets	1.01%	1.06%	1.12%	1.15%	1.10%
Connected devices	2.65%	2.78%	2.99%	3.40%	2.73%
Prepaid
Total at end of period	462,000	470,000	493,000	493,000	490,000
Gross additions	50,000	43,000	61,000	62,000	56,000
Net additions (losses)	(8,000)	(23,000)	—	2,000	(4,000)
ARPU[1]	$33.86	$33.19	$33.34	$35.04	$35.25
Churn rate[4]	4.18%	4.63%	4.11%	4.07%	4.07%
Market penetration at end of period
Consolidated operating population	32,350,000	32,350,000	32,370,000	32,370,000	32,370,000
Consolidated operating penetration[5]	15%	15%	15%	15%	15%
Capital expenditures (millions)	$143	$208	$176	$136	$268
Total cell sites in service	6,952	6,950	6,945	6,933	6,916
Owned towers	4,341	4,338	4,336	4,329	4,323

1Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period. These revenue bases and connection populations are shown below:
•Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
•Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
2Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
3Handset upgrade rate calculated as total handset upgrade transactions divided by average postpaid handset connections.
4Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
5Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total estimated population of consolidated operating markets.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2023	2022	2023 vs. 2022	2023	2022	2023 vs. 2022
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service	$760	$783	(3)%	$1,527	$1,570	(3)%
Equipment sales	197	244	(20)%	415	467	(11)%
Total operating revenues	957	1,027	(7)%	1,942	2,037	(5)%

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	190	192	(1)%	372	377	(1)%
Cost of equipment sold	228	275	(17)%	480	533	(10)%
Selling, general and administrative	341	339	1%	686	663	3%
Depreciation, amortization and accretion	161	172	(7)%	330	342	(4)%
Loss on impairment of licenses	—	3	N/M	—	3	N/M
(Gain) loss on asset disposals, net	3	6	(44)%	13	8	73%
Total operating expenses	923	987	(7)%	1,881	1,926	(2)%

Operating income	34	40	(13)%	61	111	(45)%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	38	37	3%	82	82	—
Interest and dividend income	3	3	11%	5	4	43%
Interest expense	(51)	(40)	(30)%	(99)	(73)	(35)%
Total investment and other income (expense)	(10)	—	N/M	(12)	13	N/M

Income before income taxes	24	40	(40)%	49	124	(60)%
Income tax expense	19	18	6%	29	50	(41)%
Net income	5	22	(76)%	20	74	(73)%
Less: Net income attributable to noncontrolling interests, net of tax	—	1	(7)%	2	3	(33)%
Net income attributable to UScellular shareholders	$5	$21	(79)%	$18	$71	(75)%

Basic weighted average shares outstanding	85	86	(1)%	85	86	(1)%
Basic earnings per share attributable to UScellular shareholders	$0.05	$0.25	(79)%	$0.21	$0.82	(75)%

Diluted weighted average shares outstanding	86	87	(1)%	86	87	(1)%
Diluted earnings per share attributable to UScellular shareholders	$0.05	$0.25	(79)%	$0.20	$0.82	(75)%

N/M - Percentage change not meaningful

United States Cellular Corporation
Consolidated Statement of Cash Flows
(Unaudited)
	Six Months Ended June 30,
	2023	2022
(Dollars in millions)
Cash flows from operating activities
Net income	$20	$74
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	330	342
Bad debts expense	50	51
Stock-based compensation expense	6	14
Deferred income taxes, net	25	31
Equity in earnings of unconsolidated entities	(82)	(82)
Distributions from unconsolidated entities	78	80
Loss on impairment of licenses	—	3
(Gain) loss on asset disposals, net	13	8
Other operating activities	3	3
Changes in assets and liabilities from operations
Accounts receivable	35	(17)
Equipment installment plans receivable	7	(25)
Inventory	52	(33)
Accounts payable	(106)	(8)
Customer deposits and deferred revenues	(9)	6
Accrued taxes	1	135
Accrued interest	(1)	1
Other assets and liabilities	(32)	(5)
Net cash provided by operating activities	390	578

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(351)	(288)
Cash paid for licenses	(8)	(563)
Advance payments for license acquisitions	—	(1)
Other investing activities	14	1
Net cash used in investing activities	(345)	(851)

Cash flows from financing activities
Issuance of long-term debt	115	625
Repayment of long-term debt	(156)	(227)
Issuance of short-term debt	—	60
Repayment of short-term debt	(60)	—
Common Shares reissued for benefit plans, net of tax payments	(6)	(5)
Repurchase of Common Shares	—	(18)
Distributions to noncontrolling interests	(2)	(2)
Cash paid for software license agreements	(19)	(3)
Other financing activities	(1)	(1)
Net cash provided by (used in) financing activities	(129)	429

Net increase (decrease) in cash, cash equivalents and restricted cash	(84)	156

Cash, cash equivalents and restricted cash
Beginning of period	308	199
End of period	$224	$355

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	June 30, 2023	December 31, 2022
(Dollars in millions)
Current assets
Cash and cash equivalents	$186	$273
Accounts receivable, net	984	1,072
Inventory, net	210	261
Prepaid expenses	69	68
Income taxes receivable	4	4
Other current assets	47	45
Total current assets	1,500	1,723

Assets held for sale	16	26

Licenses	4,694	4,690

Investments in unconsolidated entities	457	452

Property, plant and equipment, net	2,640	2,624

Operating lease right-of-use assets	912	918

Other assets and deferred charges	670	686

Total assets	$10,889	$11,119

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	June 30, 2023	December 31, 2022
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$54	$13
Accounts payable	249	356
Customer deposits and deferred revenues	231	239
Accrued taxes	32	35
Accrued compensation	54	84
Short-term operating lease liabilities	134	133
Other current liabilities	254	335
Total current liabilities	1,008	1,195

Deferred liabilities and credits
Deferred income tax liability, net	732	708
Long-term operating lease liabilities	836	843
Other deferred liabilities and credits	607	604

Long-term debt, net	3,105	3,187

Noncontrolling interests with redemption features	12	12

Equity
UScellular shareholders’ equity
Series A Common and Common Shares, par value $1.00 per share	88	88
Additional paid-in capital	1,710	1,703
Treasury shares	(80)	(98)
Retained earnings	2,855	2,861
Total UScellular shareholders’ equity	4,573	4,554

Noncontrolling interests	16	16

Total equity	4,589	4,570

Total liabilities and equity	$10,889	$11,119

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited)
Free Cash Flow

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
(Dollars in millions)
Cash flows from operating activities (GAAP)	$349	$267	$390	$578
Cash paid for additions to property, plant and equipment	(155)	(138)	(351)	(288)
Cash paid for software license agreements	(12)	—	(19)	(3)
Free cash flow (Non-GAAP)[1]	$182	$129	$20	$287
1Free cash flow is a non-GAAP financial measure which UScellular believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment and Cash paid for software license agreements.